Share-based compensation	12 Months Ended
Dec. 31, 2024
Share-based compensation [Abstract]
Share-based compensation
24.	Share-based compensation

The options were granted to management and key employees of MPC Capital in 2024. The remaining term of the options granted is derived from the contractual terms and the grant date of the options. The risk-free rate for periods within the contractual life of the option is based on zero-coupon bond risk-free rates generated using the Svensson model and yield curve data provided by the German Central Bank in effect at the time of grant. The grant-date fair value was $2.25 per option.

Long-term incentive program
Expected volatility	43.21%
Expected dividend yield	6.6%
Expected term (in years)	4.5
Risk-free rate	2.5%

Options	Number of options (in thousands)	Weighted average exercise price (Euro)	Weighted average remaining contractual term (Years)	Aggregate intrinsic value (USD, in thousands)
Outstanding at December 16, 2024	450	1
Granted	—	1
Exercised	—	1
Forfeited or expired	—	1
Outstanding at December 31, 2024	450	1	4.5	$2,015
Exercisable at December 31, 2024	—	—	—	—

As of December 31, 2024, there was $815 thousand of total unrecognized compensation cost related to nonvested share-based compensation arrangements granted under the employee share option agreements of MPC Capital. That cost is expected to be recognized over a weighted-average period of 3.5 years.